Exhibit 10.6

CONFIDENTIAL

September 10, 2004

[***]

[***]

Sumitomo Corporation

[***]

Tokyo 104-8610, Japan

Fax No. [***]

Re:	Globalization of Distribution Relationship

Dear Mr. [***]:

This letter will serve to document the following agreements and understandings reached between Sumitomo Corporation (“Sumitomo”) and Cree, Inc. (“Cree”) in connection with the purchase and distribution by Sumitomo of LED and Wafer Products pursuant to the terms of the Amended and Restated Distributorship Agreement dated May 14, 2004 between Cree and Sumitomo, as amended by the letter agreement between the parties dated July 12, 2004 (the “Distributorship Agreement”):

1. The agreements and understandings set forth in this letter agreement (“Letter Agreement”) will be subject to the terms and conditions of the Distributorship Agreement, as modified by this Letter Agreement. Notwithstanding anything to the contrary in the Distributorship Agreement, in the event of a conflict between the terms and conditions of this Letter Agreement and those contained in the Distributorship Agreement, the terms and conditions of this Letter Agreement shall prevail. Except as expressly modified by this Letter Agreement, all other terms and conditions of the Distributorship Agreement shall remain unchanged and in full force and effect.

2. Effective as of September 20, 2004, Sumitomo Corporation of America (“SCOA”), a wholly-owned subsidiary of Sumitomo organized under the laws of State of New York and having its principal place of business at [***], shall become a party to the Distributorship Agreement solely for the purpose of entering into Individual Contracts for LED Products with Cree pursuant to Sections 7.1 and 7.2 of the Distributorship Agreement. All such Individual Contracts shall be governed by and subject to the terms and conditions of the Distributorship Agreement, as amended by this Letter Agreement, including, without limitation, Section 8 of the Distributorship Agreement regarding Product pricing. Without limiting SCOA’s obligations to perform under and in accordance with such Individual Contracts, Sumitomo agrees to [***]. Individual Contracts entered into between Cree and SCOA [***] will be applied toward Sumitomo’s purchase commitment as provided in Section 9.1 of the Distributorship Agreement.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Sumitomo Corporation	CONFIDENTIAL

September 10, 2004

[***]. SCOA irrevocably delegates to Sumitomo the authority to make or receive on behalf of SCOA all communications required or permitted to be given between Cree and SCOA. Notwithstanding any language in this Letter Agreement or the Distributorship Agreement to the contrary, Sumitomo will not [***] under this Letter Agreement or the Distributorship Agreement to SCOA or to any other Affiliate. By signing below, SCOA agrees to be bound by the provisions of this Letter Agreement and the Distributorship Agreement, as amended by this Letter Agreement, with respect to Individual Contracts entered into between SCOA and Cree.

3. Notwithstanding SCOA becoming a party to the Distributorship Agreement as provided above:

(a)	Cree will ship Products only to Territory A, Territory B or Territory C, as provided in the Distributorship Agreement;

(b)	SCOA shall have no right to sell or distribute the LED Products within the Territory and shall only be authorized to sell or transfer the LED Products to Sumitomo for performance pursuant to the Distributorship Agreement; and

(c)	SCOA’s [***] in connection with the determination of prospective warranty terms pursuant to Section 7.1(e), the [***] Reserve percentage pursuant to Section 8.6(a), the Annual MPC pursuant to Section 9.2 or in connection with any modification of and/or amendment to the Distributorship Agreement.

4. Sumitomo and SCOA hereby agree to Cree’s transfer or assignment of some or all of its rights and obligations under the Distribution Agreement to an Affiliate of Cree [***]. Cree will remain obligated for the performance of its Affiliate pursuant to the terms of the Distributorship Agreement, and all sales of Products by the Affiliate will be governed by and subject to the terms of the Distributorship Agreement. Furthermore, the parties hereto agree that SCOA will remain a party to the Distributorship Agreement solely for the purpose of entering into Individual Contracts for LED Products with Cree. Cree will notify Sumitomo when the [***] Affiliate is organized and its [***] is finalized, and Sumitomo and Cree will work together in good faith to transition to the designated Affiliate the applicable rights and obligations under the Distributorship Agreement.

5. The Distributorship Agreement as amended hereby sets forth the entire agreement between the parties hereto as to the subject matter hereof, and supersedes any and all prior agreements, understanding, arrangements, promises, representations, warranties, and/or any contracts of any form or nature whatsoever, whether oral or in writing and whether explicit or implicit, which may have been entered into prior to the execution hereof between the parties, their officers, directors, or employees as to the subject matter hereof. None of the parties hereto have relied upon any oral representation of the other party(ies). Capitalized terms used herein without definition shall have the meanings provided in the Distributorship Agreement.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Sumitomo Corporation	CONFIDENTIAL

September 10, 2004

If you and SCOA are in agreement with the foregoing, please sign below on behalf of Sumitomo and arrange for an authorized representative of SCOA to sign on its behalf. When fully executed, please return a copy of the signed letter by to my attention at [***]. When fully executed, this letter will serve as a binding agreement between Cree, Sumitomo and SCOA with respect to the matters set forth above.

Very truly yours,

CREE, INC.

/s/ [***]

[***] [***]

ACKNOWLEDGED AND AGREED:

SUMITOMO CORPORATION		SUMITOMO CORPORATION OF AMERICA

By:	/s/ [***]	By:	/s/ [***]
	[***]		[***]

Date:	9/14/04	Date:	September 13, 2004

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.